(Write-down) and Gain (Loss) on Sale of Vessels, Conventional Tankers Dispositions - Summary of Pretax Profit and Components (Details) - Disposal Group, Held-for-sale or Disposed of by Sale, Not Discontinued Operations - Conventional Tankers - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Property, Plant and Equipment [Line Items]
Revenues	$ 0	$ 8,030	$ 30,230
Voyage expenses	0	(435)	(2,326)
Vessel operating expenses	0	(1,340)	(6,234)
Depreciation and amortization	0	0	(6,583)
General and administrative	0	(1)	(11)
Income from vessel operations	0	6,254	15,076
Interest expense	0	(142)	(1,007)
Foreign currency exchange loss	0	(4)	(7)
Other expense - net	0	0	0
Net income before income tax expense	$ 0	$ 6,108	$ 14,062